EXHIBIT 10.11


                       SECOND AMENDMENT OF LOAN AGREEMENT


         THIS SECOND AMENDMENT OF LOAN AGREEMENT ("Agreement") is made and entered into as of January 25, 1999, by and between SURREY, INC., ("Borrower"), a Texas corporation, and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("Lender"), a national banking association.


RECITALS:

         On or about April 8, 1998, Borrower and Lender entered into a Loan Agreement providing for loans to be made to the Borrower for the purposes provided for therein. Such Loan Agreement has previously been amended pursuant to a First Amendment of Loan Agreement dated effective May 14, 1998. Such Loan Agreement, as amended, is herein called the "Original Agreement".

         The Borrower and the Lender now desire to further amend the Original Agreement in certain respects as hereinafter provided, to increase the revolving line of credit loan under the Original Agreement, to provide for an additional $400,000.00 advance/term loan and to modify certain other provisions of the Original Agreement, all as more particularly set forth herein.

AGREEMENTS:

         For and in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

         (1) The following new definitions are hereby added to Paragraph 1 of the Original Agreement:

                  "Debt Service Coverage Ratio shall mean as of any day that the Debt Service Coverage Ratio is being calculated, the ratio of EBITDA less cash taxes to the sum of (a) scheduled principal payments of Funded Indebtedness, (b) interest expense, and (c) dividends paid. All components of the Debt Service Coverage Ratio shall be computed for the Rolling Four Quarters as of such day and determined on a consolidated basis in accordance with GAAP, consistently applied.

                  "Phase I Construction Loan Agreement shall mean the Construction Loan Agreement dated April 8, 1998 between Borrower and Lender, which governs advances under the $2,300,000.00 Advance/Term Note.

                  Phase II Construction Loan Agreement shall mean the Construction Loan Agreement dated January 25, 1999 between Borrower and Lender, which governs advances under the $400,000.00 Advance/Term Note."

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         (2) The following definitions currently contained in Paragraph 1 of the
Original Agreement are hereby amended and restated to hereafter be and read as follows:

                  "Advance/Term Note shall mean, collectively, the promissory notes of Borrower described in Paragraph 3 hereof, and any and all renewals, extensions, modifications, rearrangements and replacements thereof and any and all substitutions therefor.

                  Construction Loan Agreement shall mean, collectively, the Phase I Construction Loan Agreement and the Phase II Construction Loan Agreement, as the same may be amended, supplemented or restated.

                  Deed of Trust shall mean, collectively, (a) the Deed of Trust, Absolute Assignment of Rents, Security Agreement and Financing Statement dated on or about April 8, 1998 executed by Borrower, in favor of David L. Mendez, Trustee for the benefit of Lender, and (b) the Deed of Trust, Absolute Assignment of Rents, Security Agreement and Financing Statement dated on or about January 25, 1999 executed by Borrower, in favor of David L. Mendez, Trustee for the benefit of Lender, as the same may be amended, restated or supplemented from time to time.

                  Eligible Accounts shall mean, as at any date of determination thereof, Current Accounts Receivable created by Borrower (but only to the extent that such Current Accounts Receivable are Collateral hereunder and are subject to a first priority perfected Lien in favor of Lender) in the ordinary course of business arising out of the sale of goods or rendering of services by Borrower, which are and at all times shall continue to be acceptable to Lender in all respects. Standards of eligibility for Eligible Accounts may be fixed and revised from time to time solely by Lender in Lender's exclusive judgment. In general, without limiting the foregoing, an Eligible Account must comply with the following requirements: (a) the applicable account debtor is not a foreign country or any subdivision or agency or department thereof or located outside of the fifty (50) states of the United States or Puerto Rico, unless the applicable Current Account Receivable is insured or backed by credit insurance or a letter of credit in form and substance reasonably acceptable to Lender in all respects; (b) the applicable account debtor is not the United States of America or any of its agencies, departments, commissions, boards or bureaus or is not otherwise subject to the Federal Assignment of Claims Act; (c) the Account is subject to no Lien whatsoever, except for the Liens created pursuant to the Security Documents; (d) the Account has not arisen out of transactions with a Subsidiary, employee, officer, agent, director, stockholder, partner, trustee or other owner or holder of any indicia of equity rights (whether issued and outstanding capital stock, partnership interests or otherwise) of Borrower or any Affiliate of any such Person, (e) each of the representations and warranties set forth in the Security Documents with respect to such Account is true and correct in all material respects; (f) to the extent the total of the Eligible Accounts as reflected in Borrower's aging of Accounts is different from the total reflected in Borrower's general ledger, the lesser balance will be used as the total of Eligible Accounts, and (g) Lender has not deemed such Account ineligible because of Lender's reasonable belief in the uncertainty about the creditworthiness of the account debtor or because Lender otherwise reasonably considers the collateral value thereof to be impaired or its ability to realize such value to be insecure; provided, however, (a) if more than twenty percent (20%) of any account debtor's total Accounts with Borrower


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         remain unpaid for more than 90 days after the date of invoice, the total Accounts owed to Borrower by such account debtor shall be excluded from Eligible Accounts; (b) in the event that the aggregate Accounts owed to Borrower by any account debtor (other than Wal-Mart Stores, Inc. and any of its Affiliates or Bath & Body Works and any of its Affiliates) exceeds ten percent (10%) of the total Accounts owed to Borrower by all account debtors, the Accounts owed by such account debtor to Borrower in excess of such ten percent (10%) amount shall be excluded from Eligible Accounts; (c) in the event that the aggregate Accounts owed to Borrower by Wal-Mart Stores, Inc. and any of its Affiliates exceeds twenty-five percent (25%) of the total Accounts owed to Borrower by all account debtors, the Accounts owed by Wal-Mart Stores, Inc. and its Affiliates in excess of such twenty-five percent (25%) amount shall be excluded from Eligible Accounts; and (d) in the event that the aggregate Accounts owed to Borrower by Bath & Body Works and any of its Affiliates exceeds twenty-five percent (25%) of the total Accounts owed to Borrower by all account debtors, the Accounts owed by Bath & Body Works and its Affiliates in excess of such twenty-five percent (25%) amount shall be excluded from Eligible Accounts. In the event of any dispute under the foregoing criteria about whether an Account is or has ceased to be an Eligible Account, the decision of Lender shall be conclusive and binding. Nothing in this definition of "Eligible Accounts" shall be construed to limit or release any right of Lender to any Collateral.

                  Interest Payment Dates shall mean (a) for Base Rate Borrowings, the eighth (8th) day of each calendar month and, if any Base Rate Borrowing is converted to a LIBOR Rate Borrowing, the first day of the Interest Period applicable to such borrowing, and (b) for LIBOR Rate Borrowings, the eighth (8th) day of each calendar month, and at the end of each Interest Period in the event that any LIBOR Rate Borrowings are not rolled over to a successive Interest Period as a LIBOR Rate Borrowing.

                  Revolving Commitment shall mean the obligation of Lender under this Agreement to make Revolving Loans and incur Letter of Credit Liabilities in an aggregate principal amount at any one time outstanding up to (but not exceeding) $2,000,000.00."

         (3) The fifth (5th) sentence of Paragraph 2(a) of the Original Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

                  "The Revolving Loans shall be evidenced by the Revolving Note dated January 25, 1999 executed by Borrower, payable to the order of Lender in the original principal amount of $2,000,000.00.

         (4) The first (1st) sentence of Paragraph 2(b) of the Original Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

                  "Subject to the terms and conditions of this Agreement, and on the condition that the aggregate Letter of Credit Liabilities shall never exceed $750,000.00 at any one time outstanding, Borrower shall have the right to, in addition to the Revolving Loans, utilize the Revolving Commitment from time to time prior to the Maturity Date by obtaining the issuance of letters of credit for the account of Borrower and on behalf of Borrower (such


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         letters of credit, as any of them may be amended, supplemented, extended or confirmed from time to time, being herein collectively called the "Letters of Credit").

         (5) Paragraph 3 of the Original Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

                  "3. Advance/Term Loans. Prior to the effective date of the Second Amendment of Loan Agreement which amends this Agreement, Lender has made advances under the Advance/Term Note dated April 8, 1998 in the face principal amount of $2,300,000.00, executed by the Borrower, payable to the order of the Lender (the "$2,300,000.00 Advance/Term Note"). No amounts remain to be advanced under the $2,300,000.00 Advance/Term Note. The Lender agrees, subject to all of the terms and conditions of this Agreement (including Paragraph 8 hereof), to make additional Advance/Term Loans to Borrower at any time prior to July 25, 1999, in an aggregate principal amount of no more than $400,000.00 for the purposes, upon the terms and conditions and subject to the limitations set forth in the Phase II Construction Loan Agreement. The additional $400,000.00 Advance/Term Loan shall be evidenced by the promissory note dated January 25, 1999 in the face principal amount of $400,000.00, executed by the Borrower, payable to the order of the Lender (the "$400,000.00 Advance/Term Note"). The $2,300,000.00
         Advance/Term Note and the $400,000.00 Advance/Term Note are herein collectively called the "Advance/Term Note". Both parties hereto agree that, except to the extent overridden by the applicable Construction Loan Agreement, the terms and conditions of this Agreement shall govern the Advance/Term Loans until payment in full of the amounts outstanding thereunder."

         (6) Paragraph 10(c)(3) of the Original Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

                  "(3) a Debt Service Coverage Ratio of not less than 1.75 to 1.00, to be tested for compliance as of the end of each calendar quarter on a Rolling Four Quarters basis."

         (7) Paragraph 11(a)(4) of the Original Agreement is hereby amended and restated in its entirety to hereafter be and read as follows:

                  "(4) currently contemplated non-revolving Indebtedness of Borrower to Key Corporate Capital, Inc., or its affiliates or assignees or other equipment lessors, under equipment leases, in the aggregate amount of no more than $2,000,000.00, and all renewals and extensions (but not increases) thereof;"

         (8) There is hereby added a new Paragraph 11(j) of the Original Agreement which shall read as follows:

                  "(j) Borrower will not make or incur Capital Expenditures exceeding $2,000,000.00, in the aggregate, in any 12-calendar month period."


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         (9) Exhibits A and C to the Original Agreement is hereby amended and restated in its entirety to hereafter be in the form of Exhibit A and Exhibit B, respectively, attached hereto and incorporated herein for all purposes.

         (10) Borrower represents and warrants that the representations and warranties contained in Paragraph 9 of the Original Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date thereof as though made on and as of such date. The Borrower hereby certifies that no event has occurred and is continuing which constitutes an Event of Default under the Original Agreement or any of the other Loan Documents or which upon the giving of notice of the lapse of time or both would constitute such an Event of Default.

         (11) The Borrower hereby ratifies and confirms that the Security Agreement and the Deed of Trust executed by the Borrower are in full force and effect, and since the Security Agreement and the Deed of Trust secure any and all indebtedness of the Borrower to the Lender now or hereafter outstanding, it secures all amounts outstanding under the Original Agreement, as amended hereby, including without limitation, all amounts outstanding under the Revolving Loan, as increased hereby, and under the Advance/Term Loan, as increased hereby.

         (12) Except as expressly amended hereby, the Original Agreement and the other Loan Documents shall remain in full force and effect. The Original Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.

         (13) Terms used herein which are defined in the Original Agreement or in the other Loan Documents shall have the meanings therein ascribed to them. The term "Loan Agreement" or "Credit Agreement" as used in the Original Agreement, the other Loan Documents or any other instrument, document or writing furnished to the Lender by the Borrower, when referring to the Original Agreement, shall mean the Original Agreement as hereby amended.

         (14) This Agreement (a) shall be binding upon the Borrower and the Lender and their respective successors and assigns (provided, however, that the Borrower shall not assign his rights hereunder without the prior written consent of the Lender); (b) may be modified or amended only by a writing signed by each party; (c) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OR THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.


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                  NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SS.26.02

         THIS AGREEMENT, THE ORIGINAL AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                         SURREY, INC.
                                         a Texas corporation


                                         By: /s/ Mark van der Hagen
                                            ------------------------------------
                                         Name: Mark van der Hagen
                                              ----------------------------------
                                         Title: Vice President Finance/CFO
                                               ---------------------------------


                                                                      "Borrower"


                                         CHASE BANK OF TEXAS,
                                         NATIONAL ASSOCIATION



                                         By: /s/ Cindy Matula
                                            ------------------------------------
                                         Name: Cindy Matula
                                              ----------------------------------
                                         Title: Senior Vice President
                                               ---------------------------------

                                                                        "Lender"

Attach:

Exhibit A - Amended Exhibit A to Original Agreement (Request for Credit Form) Exhibit B - Amended Exhibit C to Original Agreement (Compliance Certificate)